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                                                                   Exhibit 10(a)

                              INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Post-Effective Amendment No. 9 to the Registration Statement No. 33-29852 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 6, 1998 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F and to the use of our report dated February 5, 1998 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is a part of such amendment to the Registration Statement, and to the incorporation by reference of our reports dated February 5, 1998 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1997.

    We also consent to the references to us under the headings "Condensed Financial Information - Accumulation Unit Values" and "Accountants" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
    Deloitte & Touche LLP

    April 16, 1998